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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-47957 of United Community Financial Corp. on Form S-1 of our report dated February 28, 1997, appearing in the Prospectus, which is part of such Registration Statement.

We also consent to the reference to us under the headings, "Change in Accountants", and "Experts" in such Prospectus.



Packer, Thomas & Co.
Youngstown, Ohio
May 4, 1998